Second Quarter
2009 Review
July 30, 2009
Second Quarter
2009 Review
July 30, 2009
John V. Faraci
Chairman &
Chief Executive Officer
Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
Exhibit 99.2

Forward-Looking
Statements
Forward-Looking
Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i)  increases in interest rates and our ability to meet our debt service obligations; (ii) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for its products;
(iii) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit availability, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation, changes in tax laws and pension and health care costs; (iv) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation;
and (v) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and
Exchange Commission filings.

Statements Relating
to Non-GAAP
Financial Measures
Statements Relating
to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S.
GAAP financial measures is available on the
company’s website at internationalpaper.com
under Investors.

Second Quarter 2009
Outstanding Results
Second Quarter 2009
Outstanding Results
150% Earnings Increase
180 BPS EBITDA Margin Increase
$1.3 Billion in Free Cash Flow
$600 Million Debt Reduction
Exceeded $400 Million Run Rate
in WY PKG Integration Synergies
Two Years Ahead of Plan
Earnings from continuing operations before special items
$0.56

2Q09 Financial Snapshot
2Q09 Financial Snapshot
Earnings from continuing operations before special items; 1Q09 & 2Q09 includes WY PKG
1
Cash provided by continuing operations less capital expenditures
2
Excludes $3.0B proceeds from WY PKG bond issuance
$ Billion
2Q08 1Q09 2Q09
Sales $5.8 $5.7 $5.8
EBITDA $0.7 $0.6 $0.7
Free Cash Flow $0.3 $0.7 $1.3
Cash Balance $1.0 $1.0 $1.7
1
2

6 N.A. Industrial Packaging Integration Progress Earnings Well Ahead of Plan N.A. Industrial Packaging Integration Progress Earnings Well Ahead of Plan North American earnings before special items

.08
.20
.20
.12
.12
(.01)
(.01)
(.19)
(.05)
(.06)
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
1Q09 Volume
& LOO
Price Input
Costs
Cost
Reduction
Mix Outages Interest Ilim JV 2Q09
Earnings before special items
2Q09 vs. 1Q09 EPS
Volume Stabilized, Price Slippage, Input Cost Relief
2Q09 vs. 1Q09 EPS
Volume Stabilized, Price Slippage, Input Cost Relief

8 IP Transformation 28% Headcount Reduction IP Transformation 28% Headcount Reduction * At January 1, 2005 Excludes Ilim joint venture employees 8 Achieved year-end headcount goal during 2Q

Global Input &
Freight
Costs by
Segment
$77
Million, or $0.12/Share Favorable vs.
1Q09
Global Input &
Freight
Costs by
Segment
$77
Million, or $0.12/Share Favorable vs.
1Q09
By Business By Input Type

N.A. Lack of Order & Maintenance Downtime
20% of Capacity in 2Q, Down from 27% in 1Q
N.A. Lack of Order & Maintenance Downtime
20% of Capacity in 2Q, Down from 27% in 1Q
Lack-of-order & maintenance downtime for North American Containerboard, Uncoated Papers, Market Pulp, & Coated
Paperboard.  See Appendix slide 32 for detail by business.
2009 LOO downtime excludes capacity from mills or machines that have been permanently shutdown (Franklin #3 - 32,000 tons and Louisiana mill - 120,000 tons) or indefinitely shut down (Valliant #3 - 97,000 tons)
1,156
868
1,013
107

11 Industrial Packaging Earnings 2Q09 vs. 1Q09 Industrial Packaging Earnings 2Q09 vs. 1Q09 1 Excludes trade volume Earnings before special items 1

N.A. Industrial Packaging
Performance
N.A. Industrial Packaging
Performance
Box shipments up 5.8% vs. prior quarter
Domestic containerboard prices stabilized
Continued strong operations combined with
cost reduction
Some input cost pressure – OCC increasing
Lean inventories

13 N.A. Industrial Packaging Synergies Exceeded Year-Three Run Rate N.A. Industrial Packaging Synergies Exceeded Year-Three Run Rate $118 MM $118 MM $220 MM $220 MM $490 MM $490 MM $400 MM $400 MM

N.A. Industrial Packaging
Relative Performance
Outperforming
Competitors in 2009
N.A. Industrial Packaging
Relative Performance
Outperforming
Competitors in 2009
IP EBITDA margins based on North American Industrial Packaging operating profit before special items
Competitor EBITDA margins obtained from public filings and IP analysis

15 Printing Papers Earnings 2Q09 vs. 1Q09 Printing Papers Earnings 2Q09 vs. 1Q09 Earnings Before Special Items

16 Consumer Packaging Earnings 2Q09 vs. 1Q09 Consumer Packaging Earnings 2Q09 vs. 1Q09 Earnings Before Special Items

$ Million 2Q08 1Q09 2Q09
Sales $1,970 $1,590 $1,595
Earnings $26 ($7) $10
xpedx
xpedx
Unit sales up, but offset by coated paper price deflation
National accounts segment continues to outperform
competition
Continued cost reductions
Position eliminations
Warehouse space reduction
Inventory reduction

$ Million 2Q08 1Q09 2Q09
Sales (100%) $555 $395 $290
Earnings (IP Share) $32 ($26) ($30)
Ilim’s results are reported on a one-quarter lag
IP’s shares of Ilim’s 2Q08, 1Q09 & 2Q09 earnings includes an after-tax foreign exchange gain of $14 million, and after-tax foreign exchange losses of $15 million and $22 million, respectively
Ilim Joint Venture
Ilim Joint Venture
2Q09 vs. 1Q09 2Q09 vs. 2Q08
Business
Volume
(000 Metric
Tons)
Price /
Ton
Volume
(000 Metric
Tons)
Price /
Ton
Pulp (1%) ($148) (12%) ($292)
Containerboard (5%) ($110) (4%) ($128)

International Operations
Highlights
International Operations
Highlights
New Brazilian UFS machine production seven
months ahead of ramp-up plan
Improved mix on Svetogorsk coated paperboard
+$200 per ton on 60,000 tons
Strong performance at Kwidzyn
Sun JV coated paperboard shipments up 75%
over 2Q08 levels

Free Cash Flow
Free Cash Flow
$ Million 2Q08 1Q09 2Q09
Cash from Operations $576 $649 $707
Alternative Fuel Mixture
Tax Credits
- $145 $688
Cash Provided by
Continuing Operations
$576 $794 $1,395
Less Capital Investment ($267) ($128) ($131)
Free Cash Flow $309 $666 $1,264

21 Debt Reduction Progress Projecting $3.2 Billion Minimum Reduction Debt Reduction Progress Projecting $3.2 Billion Minimum Reduction

22

20
325
75
570
$0
$200
$400
$600
$800
$1,000
2009 2010 2011 2012
Debt Maturities Monetization & Other
Debt maturity profile as of May 31, 2009
Monetization & Other: Intend to rollover or refinance timber monetization debt, Sun JV debt and other foreign subsidiary debt
Debt Profile
Maturities as of July Month-end
Debt Profile
Maturities as of July Month-end

Second Quarter Summary
Solid Results Despite Recession
Second Quarter Summary
Solid Results Despite Recession
180 BPS EBITDA Margin Expansion
$120 Million in Integration Synergies
$1.3 Billion Free Cash Flow
$600 Million Debt Reduction in 2Q plus
$600 Million Reduction in July

Third Quarter Outlook
Changes from 2Q09
Third Quarter Outlook
Changes from 2Q09
North America Europe Brazil
Russia -
Svetogorsk
Asia
Volume
Paper Flat Flat Increase Flat Flat
Packaging Export Increase Decrease Increase
Pricing
Paper Flat
Under
Pressure
Flat Flat Flat
Packaging Decrease
Under
Pressure
Increase
Maintenance Outages
$65 Million
Decrease
Slight
Decrease
Flat
Significant
Decrease
Input & Freight Costs OCC Up Flat Flat
Slight
Decrease
Slight
Increase
Pulp Up
Ilim Joint Venture Improved Equity Earnings

25 Priorities Priorities Maximize Free Cash Flow Match our Supply to our Customers’ Needs Continue Cost Reductions Continue Debt Reduction

26 Appendix Investor Relations Contacts Thomas A. Cleves 901-419-7566 Emily Nix 901-419-4987 Media Contact Kathleen Bark 901-419-4333

Special Items Net of Taxes
2Q09
Special Items Net of Taxes
2Q09
$ Million EPS
Earnings Before Special Items $86 $0.20
Special Items Net of Taxes:
Alternative Fuel Mixture Credits $294
Tax Adjustments ($130)
Etienne Impairment & Severance Costs ($63)
Overhead Reduction Initiative ($21)
Debt Extinguishment Costs ($16)
Integration Costs ($11)
Other Previously Announced Closures ($3)
Total Special Items Net of Taxes $50 $0.12
Net Earnings $136 $0.32

$ Billion 2007
1
2008
2009
Estimate
Capital Spending
$1.3 $1.0 $0.6
Depreciation &
Amortization
$1.1 $1.3 $1.5
3
Net Interest Expense
$0.3 $0.5 $0.7
Corporate Items
2
$0.2 $0.1 $0.2
Effective Tax Rate
2
30% 31.5% 32% - 34%
1
Excludes discontinued operations
2
Before special items and excluding Ilim
3
Estimated depreciation impacted by extensive lack-of-order downtime
Key Financial Statistics
Key Financial Statistics

29

Monetization & Other: Intend to rollover or refinance timber monetization debt, Sun JV debt and other foreign subsidiary debt
Preferred Annual
Debt Ceiling
Debt Maturity Profile
Maturities as of July Month-end
Debt Maturity Profile
Maturities as of July Month-end

Cash & Committed Facilities
$4.2 Billion
Cash & Committed Facilities
$4.2 Billion
$ Billion Maturity Facility Cost
Quarter-End Cash -
$1.7
-
$1.0B Accounts
Receivables Program
JAN 2010
Zero Drawn
CP Rate
2
+ 150 bps
$1.5B Corporate
Revolver
MAR 2011
Zero Drawn
LIBOR + 50 to 60 bps
Total Cash & Committed Facilities
$4.2
-
Cost includes commitment fees
1
$890 million available at quarter-end based on eligible receivable balances
2
Conduit’s rate
1

Debt Covenants & Credit Ratings
Debt Covenants & Credit Ratings
Covenant
2Q09
Maximum Debt-to-Total Capital 60% 48.6%
Minimum Consolidated Net Worth $9B $11.5B
Rating
Outlook
Standard & Poor’s BBB Negative
Moody’s Baa3 Negative

N.A. Lack of Order & Maintenance Downtime
20% of Capacity in 2Q, Down from 27% in 1Q
N.A. Lack of Order & Maintenance Downtime
20% of Capacity in 2Q, Down from 27% in 1Q
• LOO downtime excludes capacity from mills or machines that have been permanently shutdown (Franklin #3 - 32,000 tons and Louisiana mill - 120,000 tons) or indefinitely shut down (Valliant #3 - 97,000 tons)
3
127
82
27
1Q09 2Q09
9
34
152
132
1Q09 2Q09
Containerboard Uncoated Papers Market Pulp
Coated
Paperboard
806
582
161
166
59
11
130
109

$ Millions 1Q09 2Q09 3Q09E 4Q09E
Industrial Packaging $44 $46 $6 $43
North America 19 33 17 44
Europe 7 19 13 0
Brazil 5 0 3 0
Printing Papers Total $31 $52 $33 $44
Consumer Packaging $4 $20 $11 $9
Total Impact $79 $118 $50 $96
Dollar impact of planned maintenance outages are estimates and subject to change
Includes WY PKG outages
Maintenance Outages Expenses
Maintenance Outages Expenses

Forest Products
Forest Products
2Q08 1Q09 2Q09
Sales ($ Million) $55 $5 $10
Earnings ($ Million) $41 $2 $3
Acres Sold 30,000 2,000 2,900
Price / Acre $1,872 $2,108 $2,649
Pending sale of 143,000 acres now expected to close in
4Q09, at the earliest.  When that transaction closes,
remaining NPV of land portfolio will be $60 - $80 million.

Business Segment Price Realization
Business Segment Price Realization
Average Selling Price Realizations
Industrial Packaging ($/ton) 2Q08 1Q09 2Q09
Containerboard $551  $551 $494
Corrugated Boxes $794 $846 $818
Printing Papers ($/ton) 2Q08 1Q09 2Q09
Uncoated Freesheet $988 $996 $959
Pulp $651 $538 $511
1
Estimate based on IP legacy plus WY PKG history
Average IP U.S. selling price realizations (includes the impact of mix across all grades)
1
1

2Q09 vs. 1Q09 2Q09 vs. 2Q08
Business
Volume
Price /
Ton
Volume
Price /
Ton
N.A. Containerboard 13% ($57) (37%) ($57)
N.A. Container 7% ($28) (16%) $24
European Container (1%) (€24) (7%) (€55)
Industrial Packaging
Industrial Packaging
1
Estimate based on IP legacy plus WY PKG history
Average IP price realization (includes the impact of mix across all grades)
1
1
1
1

Average IP price realization (includes the impact of mix across all grades)
2Q09 vs. 1Q09 2Q09 vs. 2Q08
Business
Volume Price / Ton Volume Price / Ton
N.A. Paper 2% ($37) (19%) ($30)
N.A. Pulp 13% ($27) (16%) ($140)
European Paper (10%) (€16) (11%) (€91)
Brazilian Paper 31% ($50) 11% ($59)
Printing
Papers
Printing
Papers

Average IP price realization (includes the impact of mix across all grades)
2Q09 vs. 1Q09 2Q09 vs. 2Q08
Volume Price/Ton Volume Price/Ton
U.S. Coated Paperboard
11% ($9) (20%) $84
Revenue Price Revenue Price
Converting Businesses 5% NA (5%) NA
Consumer Packaging
Consumer Packaging

Special Items
Special Items
Special Items Pre-Tax:
2Q08 1Q09 2Q09
Industrial
Packaging
Alternative Fuel Mixture Credits $208 $208
Integration Costs ($36) ($18)
Facility Closure Costs ($63)
Printing
Papers
Alternative Fuel Mixture Credits $240 $197
Facility Closure Costs ($29) ($4)
Consumer
Packaging
Alternative Fuel Mixture Credits $92 $77
Reorganization ($13) ($2) ($1)
Corporate
Restructuring & Other Charges ($52) ($59)
Sale of Forestlands $3
Total Special Items Pre-Tax
($10) $421 $337

2Q09 EBITDA
before Special Items
2Q09 EBITDA
before Special Items
Operating
Profit
$ Million
D & A
$ Million
Tons
Thousand
EBITDA
$ per Ton
EBITDA
Margin %
Industrial Packaging
North American
$241 $164 3,056 $133 20.7%
European
$14 $9 268 $86 9.6%
Printing Papers
North American
$61 $53 719 $159 16.5%
European & Russian
$16 $19 332 $105 11.3%
Brazilian
$23 $29 234 $222 23.9%
U.S. Market Pulp
($14) $9 263 ($15) (3.5%)
Consumer Packaging
U.S. Coated Paperboard
$11 $30 318 $129 11.7%
1
Includes Recycling & Saturating Kraft businesses
2
Includes Bleached Kraft business
1
2

Operating
Profits by Industry Segment
Operating
Profits by Industry Segment
$ Million 2Q08 1Q09 2Q09
Industrial Packaging $87 $188 $255
Printing Papers $226 $101 $86
Consumer Packaging
$26 $22 $38
Distribution
$26 ($7) $10
Forest Products
$41 $2 $3
Operating Profit
$406 $306 $392
Net Interest Expense ($81) ($164) ($173)
Noncontrolling Interest /
Equity Earnings Adjustment
$8 $6 $8
Corporate Items
($21) ($51) ($44)
Special Items
($10) $421 $337
Earnings from continuing operations before income
taxes, equity earnings & minority interest
$302 $518 $520
Equity Earnings, net of taxes - Ilim
$32 ($26) ($30)

Geographic Business Segment Operating
Results
from Continuing Operations before Special Items
Geographic Business Segment Operating
Results
from Continuing Operations before Special Items
$ Million
Sales Operating Profit
2Q08 1Q09 2Q09 2Q08 1Q09 2Q09
Industrial Packaging
North American $1,060 $1,885 $1,955 $65 $175 $241
European $315 $240 $240 $20 $13 $14
Asian $95 $55 $75 $2 $0 $0
Printing Papers
North American $880 $705 $685 $125 $84 $61
European $445 $325 $315 $39 $25 $16
Brazilian $255 $170 $215 $51 $20 $23
U.S. Market Pulp $205 $125 $135 $11 ($28) ($14)
Asian $5 $0 $10 $0 $0 $0
Consumer Packaging
North American $625 $530 $565 $13 $4 $17
European $75 $70 $80 $8 $14 $14
Asian $95 $115 $125 $5 $4 $7
Distribution $1,970 $1,590 $1,595 $26 ($7) $10
Excludes Forest Products

1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
Pre-Tax
$MM
Tax
$MM
Minority
Interest
$MM
Equity
Earnings
Net
Income
$MM
Estimated
Tax Rate
Average
Shares
MM
Diluted
EPS
Before Special Items
1Q09
$97 ($32) ($4) ($27) $34 33% 423 $0.08
2Q09
$183 ($61) ($4) ($32) $86 33% 425 $0.20
Special Items
1Q09
$421 ($198) $0 $0 $223 47% 423 $0.53
2Q09
$337 ($287) $0 $0 $50 85% 425 $0.12
Earnings
1Q09
$518 ($230) ($4) ($27) $257 44% 423 $0.61
2Q09
$520 ($348) ($4) ($32) $136 67% 425 $0.32
2009 Earnings
2009 Earnings
1
2

44 Total Cash Cost Components 2Q09 Total Cash Cost Components 2Q09 North American Mills Only

Global Input & Freight Costs by Input
$129MM, or $0.21/Share Favorable Impact vs. 2Q08
Global Input & Freight Costs by Input
$129MM, or $0.21/Share Favorable Impact vs. 2Q08
Input costs for continuing businesses; does not include WY PKG

.20
.50
.18
.21
(.15)
(.06)
(.15)
(.04)
(.05)
(.24)
.06
$0.00
$0.20
$0.40
$0.60
$0.80
2Q08 Volume
& LOO
Price Input
Costs
Cost
Reduction
Mix Interest Corporate
& Other
Ilim JV 2Q09
.56
Earnings from continuing operations before special items; volume includes earnings from WY PKG
.48
2Q09 vs. 2Q08 EPS
2Q09 vs. 2Q08 EPS
Forest
Products
Earnings

47 Industrial Packaging Earnings 2Q09 vs. 2Q08 Industrial Packaging Earnings 2Q09 vs. 2Q08 1 Excludes trade volume and includes WY PKG earnings Earnings Before Special Items 1 1

48 Printing Papers Earnings 2Q09 vs. 2Q08 Printing Papers Earnings 2Q09 vs. 2Q08 Earnings Before Special Items

49 Consumer Packaging Earnings 2Q09 vs. 2Q08 Consumer Packaging Earnings 2Q09 vs. 2Q08 Earnings Before Special Items

2005 2006 2007
NYMEX Natural Gas closing prices
Index: Jan 2005 Natural Gas Costs = 100
Natural Gas Costs
28% Decrease vs. 1Q09 Average Cost
Natural Gas Costs
28% Decrease vs. 1Q09 Average Cost
2008 2009

U.S. Mill Wood Costs
6% Decrease vs. 1Q09 Average Cost
U.S. Mill Wood Costs
6% Decrease vs. 1Q09 Average Cost
Index: Jan 2005 Wood Costs = 100
2005 2006
2007 2009
Delivered cost to U.S. facilities
2008

52 2006 2007 Index: Jan 2006 Fuel Oil Costs = 100 U.S. Fuel Oil 32% Increase vs. 1Q09 Average Cost U.S. Fuel Oil 32% Increase vs. 1Q09 Average Cost 2008 Delivered cost to U.S. facilities 2009

2005 2006 2007 2009
Index: Q1’05 Chemical Composite= 100
2008
Delivered cost to U.S. facilities; includes Caustic Soda, Sodium Chlorate, Starch and Sulfuric Acid
2005 - 2008 excludes WY PKG
U.S. Chemical Composite Index
20% Decrease vs. 1Q09 Average Cost
U.S. Chemical Composite Index
20% Decrease vs. 1Q09 Average Cost

Global Consumption
Annual Purchase Estimates for Key Inputs
Global Consumption
Annual Purchase Estimates for Key Inputs
Does not include Asian or Ilim consumption; excludes consumption by permanent & indefinite machine shutdowns
Estimates are based on normal operations and may be impacted by downtime
Commodity U. S. Non – U. S.
Energy
Natural Gas (MM BTUs)
50,500,000 16,000,000
Fuel Oil (Barrels)
2,100,000 500,000
Coal (Tons)
1,100,000 230,000
Fiber
Wood (Tons)
50,000,000 8,400,000
Old Corrugated Containers (Tons)
3,500,000 310,000
Chemicals
Caustic Soda (Tons)
330,000 60,000
Starch (Tons)
490,000 110,000
Sodium Chlorate (Tons)
225,000 50,000
LD Polyethylene (Tons)
50,000 -
Latex (Tons)
25,000 4,000